EXHIBIT 10.1

FIFTH AMENDMENT TO

AMENDED AND RESTATED
DISTRIBUTION SERVICES AGREEMENT

This fifth amendment (the “Amendment”) to the Amended and Restated Distribution Agreement (the “Agreement”) dated as of November 17, 2010 by and among Teucrium Trading, LLC (the “Sponsor”), Teucrium Commodity Trust (the “Trust”) and Foreside Fund Services, LLC (“Foreside”) is entered into as of __December 2, 2020__the “Effective Date”).

WHEREAS, the Sponsor, the Trust and Foreside (the “Parties”) desire to amend the Agreement to reflect the addition of one Fund; and

WHEREAS, pursuant to Section 8(b) of the Agreement, no provisions may be changed, waived, discharged or terminated except by an instrument in writing and signed by the Parties.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties hereby agree as follows:

1.         Exhibit A to the Agreement is hereby deleted and replaced in its entirety by the Exhibit A attached hereto.

2.         Exhibit B to the Agreement is hereby deleted and replaced in its entirety by the Exhibit B attached hereto.

3.         Except as expressly amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect to the same extent as if fully set forth herein.

4.         This Amendment shall be governed by, and the provisions of this Amendment shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the Effective Date.

FORESIDE FUND SERVICES, LLC	TEUCRIUM TRADING, LLC

By: ________________________	By: ___________________________
Mark Fairbanks, Vice President
Name: _______Sal Gilbertie__________

Title:__________CEO_____________

TEUCRIUM COMMODITY TRUST

By: ________________________

Name: ______Sal Gilbertie________

Title: _________CEO____________

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Schedule 1

EXHIBIT A

Teucrium Corn Fund

Teucrium Soybean Fund

Teucrium Sugar Fund

Teucrium Wheat Fund

Teucrium Water Fund

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Schedule 2

EXHIBIT B

Fee Schedule*

Fixed Fee	Rate
Base Fee	$100,000 per annum, calculated and billed monthly
Asset-Based Fee	Rate
Basis point fee on all assets under management for Funds listed in Exhibit A	One basis point (0.01%) per annum on the total average net assets of the Funds listed in Exhibit A. Such fee to be calculated and billed monthly.

The maximum fees to be received by Foreside per Fund over the two years of each Offering:

CORN:

$370,000 (Allocated base fee plus 1 basis point per annum on total gross offering proceeds). This maximum assumes that the Fund has $1,201,888,182 in average net assets over the first two years of distribution.

SOYBEAN:

$85,270.66 (Allocated base fee plus 1 basis point per annum on total gross offering proceeds). This maximum assumes that the Fund has a constant $250 million in average net assets over the first two years of distribution.

SUGAR:

$85,270.66 (Allocated base fee plus 1 basis point per annum on total gross offering proceeds). This maximum assumes that the Fund has a constant $250 million in average net assets over the first two years of distribution.

WHEAT:

$85,270.66 (Allocated base fee plus 1 basis point per annum on total gross offering proceeds). This maximum assumes that the Fund has a constant $250 million in average net assets over the first two years of distribution.

WATER:

$85,270.66 (Allocated base fee plus 1 basis point per annum on total gross offering proceeds). This maximum assumes that the Fund has a constant $250 million in average net assets over the first two years of distribution.

Out-Of-Pocket and Related Expenses

The Adviser shall also reimburse Distributor for all FINRA filing fees related to Distributor’s review of sales and advertising materials for the each Fund.

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Maximum out-of-pocket expenses to be received by Foreside per Fund over the two years of each offering:

CORN:	$6,000 sales & advertising FINRA filing fees

SOYBEAN:	$6,000 sales & advertising FINRA filing fees

SUGAR:	$6,000 sales & advertising FINRA filing fees

WHEAT:	$6,000 sales & advertising FINRA filing fees

WATER:	$6,000 sales & advertising FINRA filing fees

Sales and advertising FINRA filing fees are Issuer Costs as defined pursuant to FINRA Rule 2310(b)(4)(C) and are not considered part of the Distributor’s underwriting compensation.

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